UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BROAD CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Broad Capital Acquisition Corp.

6208 Sandpebble Ct.

Dallas, TX 75254

(469) 951-3088

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2024

TO THE STOCKHOLDERS OF BROAD CAPITAL ACQUISITION CORP:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Broad Capital Acquisition Corp., which we refer to as “we,” “us,” “our,” “BRAC” or the “Company,” to be held at 10:00 a.m. Eastern Time on [●].

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting [●]. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated December [●], 2024, and is first being mailed to stockholders of the Company on or about December [●], 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, as further amended on January 11, 2023, June 12, 2023 and January 8, 2024 which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to reduce the payment required and extend the date by which the Company must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (b) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 13, 2022, which we refer to as the “IPO,” from January 13, 2025 (the “Termination Date”) to January 13, 2026 (the “Extended Date”) by way of up to twelve (12) one-month extensions, assuming the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension”), and (ii) reduce the payment required for each monthly extension period from $60,000 (the “Monthly Extension Loan”) to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination (the “Adjusted Monthly Extension Loan”), which Adjusted Monthly Extension Loan shall be deposited by the Sponsor (or its affiliates or permitted designees) into the Trust Account beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

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●	a proposal to amend the Company’s investment management trust agreement, dated as of January 10, 2022, as amended on January 10, 2023, June 12, 2023 and January 8, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) reduce the amount to be deposited into the trust account (the “Trust Account”) by the Sponsor (or its affiliates or permitted designees) for each one-month extension to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, (ii) extend the Termination Date to January 13, 2026 by way of an additional twelve (12) one-month extensions , unless the Closing of the Company’s initial business combination shall have occurred, and (iii) require the Trustee to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to reduce our cost to exercise one or more extensions beginning on January 13, 2025 until the Extended Date to complete our previously announced business combination (the “Business Combination”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company and to mitigate the risk of being viewed as operating an unregistered investment company pursuant to certain proposed SEC rules regarding the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to our consummation of the Business Combination. On January 18, 2023, we entered into a definitive Agreement and Plan of Merger and Business Combination Agreement (as amended to date, the “BCA”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (the “Target”), BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Shareholder”), and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor (the “Indemnified Party Representative”).

The BRAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and a reduction of the Monthly Extension Loan, and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination and to mitigate the risk of being viewed as operating as an unregistered investment company. Without the Extension, the Company believes that the Company may not be able to complete a business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

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Pursuant to the charter, as amended to date, in the event that we have not consummated an initial Business Combination within 36 months from the date of the closing of the Offering, upon the Sponsor’s request, the Company could extend the period of time to consummate a Business Combination until January 13, 2025, provided that (i) the Sponsor (or its affiliates or permitted designees) deposited into the Trust Account an amount equal to the Monthly Extension Loan for each such one-month extension beginning on June 13, 2023 until January 13, 2024, unless the closing of the Company’s initial business combination has occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, had been complied with. On January 10, 2023, the Company held a special meeting of its stockholders (the “First Extension Special Meeting”) to approve a proposal to amend the trust agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from January 13, 2023 to October 13, 2023 by way of nine one-month extensions. In connection with the First Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the First Extension Special Meeting and holders of 4,227,461 public shares exercised their right to redeem those shares for cash at an approximate price of $10.25 per share, for an aggregate of approximately $43.35 million. On June 9, 2023, the Company held a special meeting of its stockholders (the “Second Extension Special Meeting”) to approve a proposal to further amend the trust agreement and the amended and restated certificate of incorporation, which amendments allowed the Company to extend the date by which it must complete an initial business combination from October 13, 2023 to January 13, 2024 by way of three one-month extensions and amended the amount the Sponsor (or its affiliates or permitted designees) was required to deposit into the Trust Account in connection with each such extension from $0.0625 per share sold in our IPO to a flat fee of $150,000 per extension beginning with the extension payment due on June 13, 2023. In connection with the Second Extension Special Meeting, the Company provided its public stockholders with the right to redeem their Company Shares. Holders of 1,409,026 Company Shares exercised their right to redeem those shares for cash at an approximate price of $10.68 per share, for an aggregate of approximately $15.05 million. On January 8, 2024, the Company held a special meeting of its stockholders (the “Third Extension Special Meeting”) to approve a proposal to amend the trust agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from January 13, 2024 to January 13, 2025, by way of twelve one-month extensions. In connection with the Third Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the Third Extension Special Meeting and the holders of 2,804,919 public shares exercised their right to redeem those shares for cash at an approximate price of $11.23 per share, for an aggregate of approximately $31.5 million.

Accordingly, as of the record date, there are [●] shares of common stock issued and outstanding, consisting of (i) [●] public shares, (ii) [●] insider shares; and (iii) [●] shares included as part of the private placement units.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company more time to enter into and complete a business combination until January 13, 2026, to reduce our monthly cost to exercise extensions from January 13, 2025 until the Extended Date, and to mitigate the risk of being viewed as operating an unregistered investment company pursuant to certain proposed SEC rules regarding the Investment Company Act prior to our consummation of the Business Combination. We will not proceed with the Extension Amendment Proposal or the Trust Amendment Proposal, however, if the number of redemptions of our shares of common stock issued in our IPO, which shares we refer to as the “public shares,” would cause us to have less than $5,000,001 of net tangible assets (the “Redemption Threshold”).

Regardless of whether the Extension Amendment Proposal or the Trust Amendment Proposal is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

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In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders and we do not exceed the Redemption Threshold or otherwise adjourn or cancel the Special Meeting, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders and we do not otherwise adjourn or cancel the Special Meeting, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination Agreement is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January [●], 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Common Stock on December [●], 2024 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or in the event we receive redemption notices in excess of the Redemption Threshold.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by January 13, 2025, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $20,200 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act.

The Sponsor and our directors and officers own [2,539,767] Insider Shares (as defined below) that were issued to the Sponsor prior to our IPO, and an aggregate of [451,130] private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the closing of the IPO or upon exercise of the over-allotment option granted the underwriters in the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Insider Shares” refers to shares of our common stock initially purchased by our Sponsor in a private placement prior to our IPO, and the shares of our common stock issuable upon the conversion thereof.

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Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Insider Shares, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our business combination and to mitigate the risk of being viewed as operating an unregistered investment company. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders, including if redemption notices exceed the Redemption Threshold.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on December [19], 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors
December [●], 2024
	By:	/s/ Johann Tse
	Name:	Johann Tse
	Title:	Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January [●], 2025: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/[●].

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Broad Capital Acquisition Corp.

6208 Sandpebble Ct.

Dallas, TX 75254

(469) 951-3088

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY [10], 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Broad Capital Acquisition Corp., which we refer to as the “we,” “us,” “our,” “BRAC” or the “Company,” will be held at [●] a.m. Eastern Time on January [10], 2024 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/broadcapitalacquisition/[●]. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, as further amended on January 11, 2023, June 12, 2023 and January 8, 2024 which we refer to as the “charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to reduce the payment required and extend the date by which the Company must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (b) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 13, 2022, which we refer to as the “IPO,” from January 13, 2025 (the “Termination Date”) to January 13, 2026 (the “Extended Date”) by way of up to twelve (12) one-month extensions, assuming the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension”), and (ii) reduce the payment required for each monthly extension period from $60,000 (the “Monthly Extension Loan”) to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination (the “Adjusted Monthly Extension Loan”), which Adjusted Monthly Extension Loan shall be deposited by the Sponsor (or its affiliates or permitted designees) into the Trust Account beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

●	a proposal to amend the Company’s investment management trust agreement, dated as of January 10, 2022, as amended on January 10, 2023, June 12, 2023 and January 8, 2024, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to (i) reduce the amount to be deposited into the trust account (the “Trust Account”) by the Sponsor (or its affiliates or permitted designees) for each one-month extension to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, (ii) extend the Termination Date to January 13, 2026 by way of an additional twelve (12) one-month extensions , unless the Closing of the Company’s initial business combination shall have occurred, and (iii) require the Trustee to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank (the “Trust Amendment” and such proposal, the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

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The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to reduce our cost to exercise one or more extensions beginning on January 13, 2025 until the Extended Date to complete our previously announced business combination (the “Business Combination”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company and to mitigate the risk of being viewed as operating an unregistered investment company pursuant to certain proposed SEC rules regarding the Investment Company Act of 1940, as amended (the “Investment Company Act”), prior to our consummation of the Business Combination. On January 18, 2023, we entered into a definitive Agreement and Plan of Merger and Business Combination Agreement (as amended to date, the “BCA”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (the “Target”), BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Shareholder”), and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor (the “Indemnified Party Representative”).

The BRAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination and to mitigate the risk of being viewed as operating as an unregistered investment company. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate. Consequently, in the event that we receive sufficient votes for the Extension Amendment Proposal and the Trust Amendment Proposal, the Sponsor will deposit the Extension Payment to allow us an additional twelve months to close the Merger. Further, if the Extension Amendment Proposal is approved but the Trust Amendment Proposal is not approved, we may become subject to regulation under the Investment Company Act.

Regardless of whether the Extension Amendment Proposal or the Trust Amendment Proposal is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal is to allow the Company more time to enter into and complete a business combination until January 13, 2026, to reduce our monthly cost to exercise extensions from January 13, 2025 until the Extended Date, and to mitigate the risk of being viewed as operating an unregistered investment company. We will not proceed with the Extension Amendment Proposal or the Trust Amendment Proposal, however, if the number of redemptions of our shares of common stock issued in our IPO, which shares we refer to as the “public shares,” would cause us to have less than $5,000,001 of net tangible assets (the “Redemption Threshold”).

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of December [19], 2024, the record date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders and we do not exceed the Redemption Threshold or otherwise adjourn or cancel the Special Meeting, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor and our directors and officers own [2,539,767] Insider Shares (as defined below) that were issued to the Sponsor prior to our IPO, and [451,130] private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the closing of the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Insider Shares” refers to shares of our common stock initially purchased by our Sponsor in a private placement prior to our IPO, and the shares of our common stock issuable upon the conversion thereof.

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To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January [●], 2025). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s Common Stock on December [●], 2024 was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by January 13, 2025, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $20,200 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of a liquidation, our Sponsor and our directors and officers will not receive any monies held in the Trust Account as a result of their ownership of [2,539,767] Insider Shares that were issued to the Sponsor prior to our IPO and an aggregate of [451,130] Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the closing of the IPO or upon the exercise of the overallotment options granted the underwriters as part of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.15.

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Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on January 10, 2022, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor or its designees has agreed to loan to us the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the Closing of the Company’s initial business combination shall have occurred (the “Adjusted Monthly Extension Loan”), which amount will be deposited into the Trust Account. The Adjusted Monthly Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Adjusted Monthly Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Adjusted Monthly Extension Loan will not bear interest and will be repayable upon consummation of a business combination. If the sponsor or its designees advises us that it does not intend to make the Adjusted Monthly Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete the Business Combination by January 13, 2025, we will dissolve and liquidate in accordance with our charter.

Our Board has fixed the close of business on December [●], 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. As of the record date, there are [●] Company Shares issued and outstanding, consisting of (i) [4,522,582] public shares, (ii) [2,539,767] Insider Shares; and (iii) [451,130] shares included as part of the Private Placement Units.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $16,000 (plus reimbursement of any additional expenses subject to a cap of $20,000). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated December [●], 2024 and is first being mailed to stockholders on or about December [●], 2024.

By Order of the Board of Directors
December [●], 2024
	By:	/s/ Johann Tse
	Name:	Johann Tse
	Title:	Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on April 16, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On January 13, 2022, we consummated our IPO from which we derived gross proceeds of $100 million, and incurring offering costs (inclusive of the partial exercise of the underwriter’s over-allotment option on February 9, 2022) of approximately $6.91 million and $3.50 million in deferred underwriting commissions. On February 9, 2022, the underwriter partially exercised their over-allotment option to purchase an additional 159,069 Units, resulting in incremental gross proceeds of approximately $1.59 million. Like most blank check companies, our initial charter provided for the return of our IPO proceeds held in trust to the holders of shares of Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before January 13, 2023.

On January 10, 2023, the Company held a special meeting of its stockholders, at which the stockholders approved the extension of the date by which the Company had to (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s IPO from January 13, 2023 by up to nine (9) one-month extensions to October 13, 2023 provided that (i) the Sponsor (or its affiliates or permitted designees) deposited into the Trust Account the Monthly Extension Loan in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, were complied with. The stockholders also approved the proposal to amend the Company’s Trust Agreement with Continental, pursuant to which the Company’s Trust Agreement was amended to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if the Company had not completed its initial business combination, to the procedures in the charter approved during the First Extension Special Meeting held on January 10, 2023. On January 13, 2023, February 16, 2023, March 10, 2023, April 28, 2023, and May 10, 2023, we caused the Monthly Extension Loan, or approximately $370,725.50, to be deposited in the Trust Account. On June 9, 2023, the Company held a special meeting of its stockholders (the “Second Extension Special Meeting”) to approve a proposal to further amend the Trust Agreement and the Company’s amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from October 13, 2023 to January 13, 2024 by way of three one-month extensions and would amend the amount the Sponsor (or its affiliates or permitted designees) would be required to deposit into the Trust Account in connection with each such extension from $0.0625 per share sold in our IPO to a flat fee of $150,000 per extension beginning with the extension payment due on June 13, 2023. On January 8, 2024, the Company held a special meeting of its stockholders (the “Third Extension Special Meeting”) to approve a proposal to further amend the Trust Agreement and the Company’s amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from January 13, 2024 to January 13, 2025 by way of twelve one-month extensions and would amend the amount the Sponsor (or its affiliates or permitted designees) would be required to deposit into the Trust Account in connection with each such extension from $150,000 per extension to $60,000 per extension beginning with the payment on January 13, 2024. The Company has since caused an aggregate of $[●] to be deposited into the Trust Account in connection with the extensions through to January 13, 2025. Our Board believes that it is in the best interests of the stockholders to continue our existence until the proposed Extended Date in order to allow us more time to complete the Business Combination.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend our charter (a) to extend the date by which we have to consummate a business combination from January 13, 2025, to January 13, 2026, or such earlier date as determined by the Board and (b) to decrease the monthly extension fee from the Monthly Extension Loan to the Adjusted Monthly Extension Loan commencing on January 13, 2025, unless the closing of the business combination shall have occurred;

●	a proposal to amend our Trust Agreement to allow us (a) to extend the termination date to January 13, 2026, by depositing into the Trust Account the lesser of (i) $40,000 and (ii) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination; provided that, no such Extension Payment is due for any such one-month extension after the approval of an initial business combination by the Company’s public stockholders and (b) to require the Trustee to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

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The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination and move the funds currently held in the Trust Account to an interest-bearing demand deposit account at a bank. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the Business Combination and to mitigate the risk of being viewed as operating an unregistered investment company. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

However, we will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (the “Redemption Threshold”).

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and we do not exceed the Redemption Threshold, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. In the event the Special Meeting is cancelled or we exceed the Redemption Threshold and we do not complete the Business Combination by the Termination Date, in accordance with the Trust Agreement, we will dissolve and liquidate in accordance with the charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by January 13, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes (less up to $20,200 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Insider Shares and Private Placement Units.

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Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Our charter provides that we currently have until January 13, 2025, to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate a business combination. While we are using our best efforts to complete a business combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete a business combination on or before January 13, 2025. If that were to occur, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

If the Extension is approved and implemented, we intend to complete a business combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to (i) extend the date by which the Company must (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” or (b) cease its operations if it fails to complete such business combination and redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on January 13, 2022, which we refer to as the “IPO,” from January 13, 2025 (the “Termination Date”) to January 13, 2026 (the “Extended Date”) by way of up to twelve (12) one-month extensions, assuming the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension”), and (ii) reduce the payment required for each monthly extension period from $60,000 (the “Monthly Extension Loan”) to the lesser of (i) $40,000 and (ii) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such Extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination (the “Adjusted Monthly Extension Loan”), which Adjusted Monthly Extension Loan shall be deposited by the Sponsor (or its affiliates or permitted designees) into the Trust Account beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider such a business combination, you will retain the right to vote on such a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal or in the event the Redemption Threshold is exceeded.

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We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, and we do not complete the Business Combination by the Termination Date, as may be extended by the Sponsor, we will dissolve and liquidate in accordance with the charter.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?	Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Business Combination on or before January 13, 2025. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension.

Our Board believes the Business Combination will provide significant benefits to our stockholders.

Further, to mitigate the risk of being viewed as operating an unregistered investment company, the Board believes that it is in the best interests of our stockholders to allow the Trustee to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank.

Why should I vote “FOR” the Adjournment Proposal?

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, and we are unable to complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the charter.

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When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?	We intend to hold the Special Meeting to approve the Extension Amendment and the Trust Amendment and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Business Combination on or before [●], 2024. Our Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or Trust Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately [●]% of our issued and outstanding shares of common stock, including [2,539,767] Insider Shares. Our Sponsor, directors and officers do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

What vote is required to adopt the proposals?	The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $20,200 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our rights which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Insider Shares or Private Placement Units.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate. Our charter provides that in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after payment or provision for payment of the debts and other liabilities of the Corporation, our public shareholders shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. Our letter agreement available in our Form 8-K filed with the SEC on January 14, 2022 available at www.sec.gov, (the “Letter Agreement”) provides that in the event of the liquidation of the Trust Account upon the failure of the Company to consummate its initial business combination within the time period set forth in the Charter, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, we cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15. As a result, if we liquidate, our public shareholders may receive less than $10.15 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, common stock and public rights issued in our IPO will remain publicly traded.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Adjusted Monthly Extension Loan in the amount of the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination to be deposited into the trust account promptly after the Special Meeting.

The Adjusted Monthly Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. No Adjusted Monthly Extension Loan will occur if the Extension Amendment Proposal is not approved. The Adjusted Monthly Extension Loan will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Insider Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Business Combination on or before the Termination Date, as the same may be extended as already permitted by our charter, we will dissolve and liquidate in accordance with the charter.

What happens to the Company’s rights if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares at a per-share price, payable in cash, equal to the quotient obtained by dividing

(A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $20,200 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up.

Am I able to exercise my redemption rights in connection with the Business Combination?	If you are a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the Business Combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our charter.

How do I attend the meeting?	You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

Within the U.S. and Canada: +1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: [●]#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

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How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Insider Shares. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

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What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, [●] shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on December [19], 2024, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, [●] shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,539,767 Insider Shares (purchased for $25,000) and 451,130 Private Placement Units (purchased for $4,511,300), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

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Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [●], 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: SPAC Redemptions E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $10,000. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Laurel Hill Advisory Group
2 Robbins Lane, Suite 200
Jericho, NY 11753
Toll Free: 855-414-2266
Email: BRAC@laurelhill.com

You may also contact us at:

Broad Capital Acquisition Corp.
6208 Sandpebble Ct.
Dallas, TX 75254
Attn: Johann Tse
Telephone No.: (469) 951-3088

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete the Business Combination;

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on [●], 2024, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on [●], 2024, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring a registration statement/proxy statement effective, which will include our preliminary proxy statement for the Business Combination (the “Registration Statement/Proxy”). The Proxy has been filed with but has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Proxy is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Proxy effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The ability of our public stockholders to exercise redemption rights if the Extension Amendment Proposal is approved with respect to a large number of our public stock may adversely affect the liquidity and trading of our securities and may impact our ability to complete the Business Combination.

Pursuant to our Amended and Restated Certificate of Incorporation, our public stockholders may request that we redeem all or a portion of such public stockholders’ public stock for cash if the Extension Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public stock may adversely affect the liquidity of our public stock. As a result, you may be unable to sell your public stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public stock if the Extension Amendment Proposal is approved.

In addition, after the Special Meeting, we may be required to demonstrate compliance with The Nasdaq Global Market’s continued listing requirements in order to maintain the listing of our securities on The Nasdaq Global Market. Such continued listing requirements for our securities include, among other things, the requirement to maintain at least 400 public holders and at least 750,000 publicly held shares. We cannot assure you that any of our securities will be able to meet all of The Nasdaq Global Market continued listing requirements following any redemptions in connection with the Special Meeting. If our securities do not meet The Nasdaq Global Market’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

If we redeem our public stock in an amount such that we would not adhere to the continued listing requirements of The Nasdaq Global Market, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our public stock are “penny stocks” which will require brokers trading in our public stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination. The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our public stock and units qualify as covered securities under such statute. If we were no longer listed on The Nasdaq Global Market, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Broad Capital LLC, a Delaware limited liability company. The sponsor and our directors and officers currently own 2,539,767 Insider Shares acquired prior to our IPO, and 451,130 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if we were to be considered a “foreign person” under CFIUS rules that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

The SEC issued rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on January 24, 2024, the SEC adopted rules (the “SPAC Rules”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and the potential liability of certain participants in proposed business combination transactions. These rules may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance from Congress, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination, unless an exemption is available. Issuances of securities in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination) are expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Further, the application of the Excise Tax in the event of a liquidation is uncertain.

Except for franchise taxes and income taxes, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 36-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

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In addition, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 36-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 36-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Unstable market and economic conditions and adverse developments with respect to financial institutions and associated liquidity risk may have material adverse consequences on our business, financial condition and stock price.

The global credit and financial markets have recently experienced extreme volatility and disruptions, including severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, inflationary pressure and interest rate changes, increases in unemployment rates and uncertainty about economic stability. More recently, the closures of Silicon Valley Bank and Signature Bank and their placement into receivership with the Federal Deposit Insurance Corporation (“FDIC”) created bank-specific and broader financial institution liquidity risk and concerns. Although the Department of the Treasury, the Federal Reserve, and the FDIC jointly confirmed that depositors at SVB and Signature Bank would continue to have access to their funds, even those in excess of the standard FDIC insurance limits, under a systemic risk exception, future adverse developments with respect to specific financial institutions or the broader financial services industry may lead to market-wide liquidity shortages, impair the ability of companies to access near-term working capital needs, and create additional market and economic uncertainty. There can be no assurance that future credit and financial market instability and a deterioration in confidence in economic conditions will not occur. Our general business strategy may be adversely affected by any such economic downturn, liquidity shortages, volatile business environment or continued unpredictable and unstable market conditions. If the equity and credit markets deteriorate, or if adverse developments are experienced by financial institutions, it may cause short-term liquidity risk and also make any necessary debt or equity financing more difficult, more costly and more dilutive. Failure to secure any necessary financing in a timely manner and on favorable terms could have a material adverse effect on our growth strategy, financial performance and stock price and could require us to delay or abandon our business plans. In addition, there is a risk that one or more of our financial institutions or other third parties with whom we do business may be adversely affected by the foregoing risks, which may have an adverse effect on our business.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our directors and officers will not receive any monies held in the Trust Account as a result of their ownership of 2,539,767 Insider Shares that were issued to the Sponsor prior to our IPO and an aggregate of 451,130 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO or upon the exercise of the overallotment option granted the underwriters at the time of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Insider Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

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BACKGROUND

We are a blank check company formed in Delaware on April 16, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 7,513,479 shares of our common stock issued and outstanding. The shares of common stock includes 451,130 shares of common stock we issued as part of the 451,130 Private Placement Units issued to our Sponsor (and/or its designees) in a private placement simultaneously with the consummation of our IPO and the partial exercise of the underwriters overallotment option as well as the 2,539,767 Insider Shares. As of the record date, there were 10,159,069 public rights outstanding. Upon completion of the initial business combination the rights will convert into 1,015,906 shares of common stock.

A total of $102.6 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account.

Pursuant to the charter, as amended to date, in the event that we have not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, upon the Sponsor’s request, the Company could extend the period of time to consummate a Business Combination until January 13, 2025, provided that (i) the Sponsor (or its affiliates or permitted designees) deposited into the Trust Account an amount equal to the Monthly Extension Loan for each such one-month extension beginning on January 13, 2024 until January 13, 2025, unless the closing of the Company’s initial business combination has occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, had been complied with. On January 10, 2023, the Company held a special meeting of its stockholders (the “First Extension Special Meeting”) to approve a proposal to amend the trust agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from January 13, 2023 to October 13, 2023 by way of nine one-month extensions. In connection with the First Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the First Extension Special Meeting and holders of 4,227,461 public shares exercised their right to redeem those shares for cash at an approximate price of $10.25 per share, for an aggregate of approximately $43.35 million. On June 9, 2023, the Company held a special meeting of its stockholders (the “Second Extension Special Meeting”) to approve a proposal to further amend the trust agreement and the amended and restated certificate of incorporation, which amendments allowed the Company to extend the date by which it must complete an initial business combination from October 13, 2023 to January 13, 2024 by way of three one-month extensions and amended the amount the Sponsor (or its affiliates or permitted designees) was required to deposit into the Trust Account in connection with each such extension from $0.0625 per share sold in our IPO to a flat fee of $150,000 per extension beginning with the extension payment due on June 13, 2023. In connection with the Second Extension Special Meeting, the Company provided its public stockholders with the right to redeem their Company Shares. Holders of 1,409,026 Company Shares exercised their right to redeem those shares for cash at an approximate price of $10.68 per share, for an aggregate of approximately $15.05 million. On January 8, 2024, the Company held a special meeting of its stockholders (the “Third Extension Special Meeting”) to approve a proposal to amend the trust agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete tan initial business combination from January 13, 2024 to January 13, 2025, by way of twelve one-month extensions. In connection with the Third Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the Third Extension Special Meeting and the holders of 2,804,919 public shares exercised their right to redeem those shares for cash at an approximate price of $11.23 per share, for an aggregate of approximately $31.5 million.

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Accordingly, as of the record date, there are [●] shares of common stock issued and outstanding, consisting of (i) [●] public shares, (ii) [●] insider shares; and (iii) [●] shares included as part of the private placement units.

Following the payment of the redemptions, the Trust Account had a balance of approximately $[●] million before the deposit of funds by the Company.

Approximately $[●] was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 6208 Sandpebble Ct., Dallas, TX 75254.

Our Board believes that it is in the best interests of the stockholders to continue our existence until the proposed Extended Date in order to allow us more time to complete the Business Combination.

Business Combination

 The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to reduce our cost to exercise one or more extensions beginning on January 13, 2025 until the Extended Date to complete our previously announced business combination (the “Business Combination”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company. On January 18, 2023, we entered into a definitive Agreement and Plan of Merger and Business Combination Agreement (as amended, the “BCA”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (the “Target”), BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Shareholder”), and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor (the “Indemnified Party Representative”).

The BRAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to identify a target for the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination because we have not yet signed a definitive agreement to acquire a particular company. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Johann Tse, the Company’s Chief Executive Officer and Rongrong (Rita) Jiang, the Company’s Chief Financial Officer are the managing members of the Sponsor. Other members of the Sponsor include certain officers and directors of the Company. We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if we were considered to be a “foreign person” under such rules and regulations that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

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Although we do not believe we are a “foreign person,” CFIUS may take a different view and decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to our initial business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15. As a result, if we liquidate, our public shareholders may receive less than $10.15 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in our initial business combination and the chance of realizing future gains on your investment through any price appreciation in the combined company post-closing.

The Board believes that there may not be sufficient time before January 13, 2025, to complete our initial business combination. Accordingly, the Board believes that in order to be able to consummate our initial business combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete our initial business combination on or before January 13, 2025. If that were to occur, we would be precluded from completing our initial business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating our initial business combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete our initial business combination within the requisite time period may require us to liquidate. We cannot assure you that the Sponsor would be able to satisfy its obligations under the Letter Agreement. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.15. As a result, if we liquidate, our public shareholders may receive less than $10.15 per share, and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on our initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider our initial business combination, you will retain the right to vote on our initial business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the initial business combination is approved and completed or we have not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date and to reduce the cost of such extension.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete the initial business combination.

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If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the initial business combination by January 13, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $20,200 of such net interest to pay dissolution expenses), by (B) the total number of public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on identifying a target for our initial business combination, circumstances warrant providing public stockholders an opportunity to consider the initial business combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that we will be able to identify a target for our initial business combination that will provide significant benefits to our stockholders.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until January 13, 2025, to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms, with the proceeds deposited in the Trust Account (representing $10.10 per public share). The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination and to reduce the cost to do so. On January 18, 2023, we entered into a definitive Agreement and Plan of Merger and Business Combination Agreement (as amended, the “BCA”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (the “Target”), BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Shareholder”), and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor (the “Indemnified Party Representative”).

The BRAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company may not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Insider Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 13, 2025, to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

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We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by January 13, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $20,200 of such net interest to pay dissolution expenses), by (B) the total number of public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s rights, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Insider Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock issued in our IPO and public rights will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Adjusted Monthly Extension Loan in the amount equal to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination; provided that, no such Extension Payment is due for any such one-month extension after the approval of an initial business combination by the Company’s public stockholders for each such one-month extension, to be deposited into the trust account promptly after the Special Meeting. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension Amendment.

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If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] held in the Trust Account as of the record date. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal (the “Redemption Threshold”).

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

 TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY [●], 2025.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on January [●], 2025 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions; email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on January [●], 2025 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on January [●], 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Special Meeting. The closing price of the Company’s common stock on the record date was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January [●], 2025 (two business days before the Special Meeting).

The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Insider Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and Trust Amendment will not be implemented and, if the Business Combination has not been consummated by January 13, 2025, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $20,200 of such net interest to pay dissolution expenses), by (B) the total number of public shares, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal, and we do not exceed the Redemption Threshold.

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

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Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of [2,990,897] Insider Shares, representing approximately [39.8]% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.15 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.15 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, (y) shall not apply to any claims by a third party or a target which executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and (z) shall not apply to any claims under the Company’s indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter provides that the Company has until January 13, 2025, to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to reduce our cost to exercise one or more extensions to the Extended Deadline to complete our previously announced business combination (the “Business Combination”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company. On January 18, 2023, we entered into a definitive Agreement and Plan of Merger and Business Combination Agreement (as amended, the “BCA”) with Openmarkets Group Pty Ltd, an Australian proprietary limited company (the “Target”), BMYG OMG Pty Ltd, an Australian proprietary limited company (the “Shareholder”), and Broad Capital LLC, a Delaware limited liability company, solely in its capacity as the Company’s sponsor (the “Indemnified Party Representative”).

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The BRAC Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the business combination. Without the Extension, the Company believes that the Company will not be able to complete the business combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

 Our charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before January 13, 2025, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Insider Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond January 13, 2025, to the Extended Date, in the event we cannot consummate the Business Combination by January 13, 2025.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

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If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

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In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the common stock based upon the then fair market values of the common stock and the one right included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the U.S. Holder’s initial basis for common stock upon exercise of a right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

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U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

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Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement dated as of January 10, 2022, as amended on January 10, 2023, June 12, 2023 and January 8, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from January 13, 2025 to January 13, 2026, (ii) requiring the Trustee to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank, and (iii) updating certain defined terms in the Trust Agreement (the “Trust Amendment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from January 13, 2025 to January 13, 2026, to mitigate the risk of being viewed as operating an unregistered investment company, and to update certain defined terms in the Trust Agreement.

The Company’s amended Trust Agreement provides that the Company has until 36 months after the closing of the IPO, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

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Full Text of the Resolution to be Approved

“RESOLVED THAT subject to and conditional upon the trust account, which is governed by the Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to allow the Company (i) to extend the date by which the Company has to complete a business combination from January 13, 2025 to January 13, 2026 via up to twelve (12) one-month extensions provided the Company deposits into its trust account the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the Closing of the Company’s initial business combination shall have occurred, and (ii) to allow the Trustee to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension. Further, the Company will instruct Continental Stock Transfer & Trust Company to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of the Company.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal and the Redemption Threshold is not exceeded. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of [2,990,897] shares of common stock, representing approximately 39.8% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond January 13, 2026.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 9:30 a.m. Eastern Time on [●] as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/[●]. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock. If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/[●] and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

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Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155(toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: [●]#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on [●], 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s rights do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Insider Shares. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were [●] shares of our common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at: Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 200, Jericho, NY 11753, Telephone: 855-414-2266; email: BRAC@laurelhill.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person who is, or is expected to be, the beneficial owner of more than five percent (5%) of the outstanding shares of our Company Shares;

●	each of our current officers and directors;

●	each person who will become a named officer or director of the post-combination company; and

●	all officers and directors of the Company, as a group, and of the post-combination company, as a group.

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As of the record date, there were [●] shares of our common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

In the table below, percentage ownership is based on [●] shares of our common stock issued and outstanding (including [●] shares subject to possible redemption), as of the record date.

Name and Address of Beneficial Owners	Number of Shares	%
Directors and Executive Officers Pre-Business Combination
Johann Tse(2)	3,036,010	63.9%
Rita Jiang(2)	3,036,010	63.9%
Keith Adams	-	-
Teck-Yong Heng	-	-
Nicholas Shao	-	-
Wayne Trimmer	-	-
All pre-Business Combination directors and executive officers as a group (6 individuals)	3,036,010	63.9%

Directors and Executive Officers Post-Business Combination
Johann Tse(2)	3,036,010	63.9%
Daniel Jowett	-	-
Robert Forbes	-	-
Hetal Majithia	-	-
Christian T. Blackwell	-	-
Naseema Sparks	-	-
Songyu (Eric) Gao(3)	-	-
Leah Fricke	-	-
Glenda McLoughlin	-	-
All post-Business Combination directors and executive officers as a group (12 individuals)	3,036,010	63.9%

Five Percent Holders:
Broad Capital LLC(2)	3,036,010	63.9%
BMYG OMG Pty Ltd(3)	-	-
MMCAP International Inc. SPC and MM Asset Management Inc.(4)	550,000	11.6%
Lighthouse Investment Partners, LLC; MAP 136 Segregated Portfolio; MAP 214 Segregated Portfolio; and Shaolin Capital Partners SP(5)	512,540	10.8%
Yakira Capital Management, Inc.(6)	571,850	12.0%
Meteora Capital, LLC (7)	295,535	6.2

*Represents less than one percent of outstanding common stock.

(1)	As of the record date, there are [4,708,560] Company Shares issued and outstanding, consisting of (i) [1,717,663] public shares, (ii) [2,539,767] Founder Shares; and (iii) [451,130] shares included as part of the Private Placement Units.

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(2)	Represents (i) 2,539,767 Founder Shares; (ii) 451,130 Company Shares underlying Private Placement Units; and (iii) 45,113 Company Shares issuable upon conversion of Company Rights underlying the Private Placement Units. Broad Capital LLC, our Sponsor, is the record holder of the securities reported herein. Johann Tse, our Chief Executive Officer, and Rita Jiang, our Chief Financial Officer, are directors of the Company and the managers of Broad Capital LLC and have shared power to vote and dispose of these shares. By virtue of this relationship, Mr. Tse and Ms. Jiang may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Mr. Tse and Ms. Jiang disclaim any such beneficial ownership except to the extent of their respective pecuniary interest. The business address of Broad Capital LLC, Mr. Tse, and Ms. Jiang is 6208 Sandpebble Ct., Dallas, TX 75254.

(3)	Represents Purchaser Shares to be issued to Seller at the closing of the Business Combination. Seller will hold these Purchaser Shares, as trustee, of behalf of the BMYG OMG Unit Trust. Seller is a wholly owned subsidiary of BMYG AM, which in turn is a wholly owned subsidiary of BMYG. Mr. Gao and Mr. Wei are directors of BMYG, and in such capacity, will have the shared power to vote and dispose of these Purchaser Shares. By virtue of this relationship, Mr. Gao and Mr. Wei may be deemed to share beneficial ownership of the securities held of record by Seller. Mr. Gao and Mr. Wei disclaim any such beneficial ownership except to the extent of their respective pecuniary interest. Mr. Gao, a director nominee of the Purchaser, holds a 5% pecuniary interest in Seller.

(4)	Represents (i) 500,000 Company Shares; and (ii) 50,000 Company Shares issuable upon conversion of Company Rights underlying Company Units issued in the Company’s IPO assuming this holder did not redeem any Company Shares as a result of the Stockholders Meetings held on January 10, 2023, June 9, 2023 and January 8, 2024. The foregoing information is based solely on a Schedule 13G/A effective as of December 31, 2022 filed jointly by MMCAP International Inc. SPC and MM Asset Management Inc. (collectively, the “Reporting Persons”), which reflects that the Reporting Persons have shared voting power and shared dispositive power with respect to these Company Shares. MMCAP International Inc. SPC’s business address is c/o Mourant Governance Services (Cayman) Ltd, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. MM Asset Management Inc.’s business address is 161 Bay Street, TD Canada Trust Tower Suite 2240, Toronto, ON M5J 2S1 Canada.

(5)	As of September 30, 2024, Lighthouse Investment Partners, LLC and MAP 136 may be deemed the beneficial owner of 512,540 Shares. The foregoing information is based solely on a schedule 13G filed November 13, 2024, which states that the schedule 13G relates to direct beneficial ownership of Company Shares by MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”), and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin”). This Statement relates to the Issuers shares of common stock (“Shares”) directly beneficially owned by MAP 136, MAP 214, and Shaolin. Lighthouse serves as the investment manager of MAP 136, MAP 214, and Shaolin. Because Lighthouse may be deemed to control MAP 136, MAP 214, and Shaolin. Lighthouse may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the Issuer’s Shares reported herein. The business address of Lighthouse is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410 and the business address of LHP is 32 Molesworth Street, Dublin, D02 Y512, Ireland.

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(6)	Represents (i) 571,850 Company Shares held by (i) Yakira Capital Management, Inc. (the “Investment Manager”); (ii) Yakira Partners, L.P. (the “Domestic Fund”); (iii) Yakira Enhanced Offshore Fund Ltd. (the “Offshore Fund”); (iv) MAP 136 Segregated Portfolio (“MAP 136” and, collectively with the Domestic Fund and the Offshore Fund, the “Funds”); (v) YP Management, L.L.C. (the “General Partner”) and (vi) Bruce M. Kallins. The Funds are private investment vehicles. The Investment Manager is the investment manager to the Funds, and also manages accounts on a discretionary basis (the “Accounts”). The Funds and the Accounts directly own Common Stock reported in this Statement. Mr. Kallins may be deemed to control the Investment Manager. The Investment Manager and Mr. Kallins may be deemed to beneficially own Company Shares owned directly by the Funds and the Accounts and have voting and disposition power over the Common Stock. The General Partner is the general partner of the Domestic Fund and thus may be deemed to beneficially own the Common Stock owned directly by the Domestic Fund. Each Reporting Person disclaims beneficial ownership with respect to any shares other than the shares owned directly by such Reporting Person. The foregoing information is based solely on a Schedule 13G filed November 14, 2024, which states the Schedule 13G is filed by the Funds. The business address of Yakira Partners, Yakira Enhanced and MPA 136 is 1555 Post Road East, Suite 202, Westport, CT 06880.

(7)	Represents shares held by Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) with respect to the Common Stock (as defined in Item 2(d)) held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”), and Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the Common Stock held by the Meteora Funds. The foregoing information is based solely on a Schedule 13G effective filed November 14, 2024, which states that the Schedule 13G was filed by Meteora Capital and Vik Mittal. The business address of Meteora Capital is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

The holders of the founder shares have agreed (a) to vote any founder shares owned by it in favor of any proposed business combination and (b) not to redeem any founder shares in connection with a stockholder vote to approve a proposed initial business combination. Our sponsor and our executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2025 annual meeting of stockholders will be held no later than December 31, 2025.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2025 Annual Meeting, assuming the meeting is held on or about December 31, 2025, notice of a nomination or proposal must be delivered to us no later than October 2, 2025, and no earlier than September 2, 2025. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and the Company fails to complete a qualifying business combination on or before January 13, 2025, there will be no annual meeting in 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 469-951-3088 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group

2 Robbins Lane, Suite 200

Jericho, NY 11753

Toll Free: 855-414-2266

Email: BRAC@laurelhill.com

You may also obtain these documents by requesting them from the Company at:

Broad Capital Acquisition Corp.

6208 Sandpebble Ct.

Dallas, TX 75254

Attn: Johann Tse

(469) 951-3088

If you are a stockholder of the Company and would like to request documents, please do so by December [●], 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

46

FOURTH AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

BROAD CAPITAL ACQUISITION CORPORATION

Pursuant to Section 242 of the Delaware General Corporation Law

BROAD CAPITAL ACQUISITION CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Broad Capital Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on April 16, 2021 (the “Original Certificate”), as amended and restated on January 10, 2022. As further amended by the First Amendment to the Amended and Restated Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware on January 11, 2023, the Second Amendment to the Amended and Restated Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware on June 12, 2023 and the Third Amendment to the Amended and Restated Certificate of Incorporation filed in the office of the Secretary of the State of Delaware on January 9, 2024 (the “Amended and Restated Certificate of Incorporation”).

2.	This Fourth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	Section 9.1(c) is hereby amended and restated as follows:

(c)	In the event that the Corporation has not consummated an initial Business Combination within 36 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination by an additional twelve months, from January 13, 2025 until January 13, 2026, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

5.	Section 9.1(d) is hereby amended and restated as follows:

(d)	References herein to “Business Combination” means any businesses or entity with whom the Corporation desires to undertake a Business Combination in accordance with the provisions of this Amended and Restated Certificate and the Corporation’s Registration Statement, which shall not include a target business (either directly or through any subsidiaries) located in China, Hong Kong or Macau.

IN WITNESS WHEREOF, Broad Capital Acquisition Corporation has caused this Fourth Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of January 2025.

BROAD CAPITAL ACQUISITION CORPORATION

By:
Name:	Johann Tse
Title:	Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT NO. 4 TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of _____, 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Broad Capital Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of January 10, 2022, as amended on January 10, 2023, June 12, 2023 and January 8, 2024 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on January [10], 2024, the Company’s stockholders approved (i) a proposal to amend the Company’s charter to reduce the payment required and extend the date by which the Company must consummate a business combination from January 13, 2025 to January 13, 2026 via up to twelve (12) one-month extensions; and to decrease the monthly extension fee commencing on January 13, 2025 from $60,000 for each such one-month extension (the “Monthly Extension Loan”) to the Adjusted Monthly Extension Loan described below; and (ii) a proposal to amend the Trust Agreement requiring the Company to, deposit into the Trust Account the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred (the “Adjusted Monthly Extension Loan”) subject to the terms and conditions of the Amended and Restated Certificate of Incorporation, and the Trust Agreement, and updating related defined terms; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(c) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“In a timely manner, upon the written instruction of the Company, (i) hold funds uninvested, (ii) invest funds in an interest-bearing demand deposit account, or (iii) invest and reinvest the Property solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; provided, however, starting on January 12, 2025, the Trustee must hold or invest funds pursuant to (i) or (ii) above, as the case may be, as directed by the Company, and may no longer invest the Property pursuant to (iii) above; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while account funds are invested or uninvested the Trustee may earn bank credits or other consideration;”

2. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by at least two of its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $20,200 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 12 months after the closing of the Offering or up to 48 months after the closing of the Offering if the Company exercises the one-month extensions described in the Company’s Amended and Restated Certificate of Incorporation, as it may be further amended, and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (“Charter”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $20,200 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

B-1

3. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement dated January 10, 2022, as amended on January 10, 2023, June 12, 2023 and on January 8, 2024 between Broad Capital Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by this Amendment No. 4 to Investment Management Trust Agreement dated _____, 2025.”

4. A new Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of BRAC]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Gentlemen:

Pursuant to paragraphs 1(j) and 1(m) of the Investment Management Trust Agreement between Broad Capital Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of January 10, 2022, as amended on January 10, 2023, June 12, 2023, January 8, 2024, and as further amended by the Amendment No. 4 dated January [__], 2025 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for up to an additional twelve (12) one-month extensions, from January 13, 2025 to January 13, 2026 (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Extension Fee in the amount equal to the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

BROAD CAPITAL ACQUISITION CORP.

By:
Name:	Johann Tse
Title:	Chief Executive Officer

B-2

7. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

8. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

9. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) and Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

10. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this First Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Senior Vice President and Director of Shareholder Services

BROAD CAPITAL ACQUISITION CORP.

By:
Name:	Johann Tse
Title:	Chief Executive Officer

B-3

Broad Capital Acquisition Corp.

6208 Sandpebble Ct.

Dallas, TX 75254

(469) 951-3088

SPECIAL MEETING OF STOCKHOLDERS

JANUARY [●], 2025

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY [●], 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated December [●], 2024, and Proxy Statement, December [●], 2024, in connection with the special meeting to be held at 10:00 a.m. Eastern Time on January [●], 2025 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Johann Tse and Rita Jiang (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January [●], 2025: This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/broadcapitalacquisition/2025.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s amended and restated certificate of incorporation, as amended, to extend the date by which the Company has to complete a business combination from January 13, 2025 to January 13, 2026 via up to twelve (12) monthly extensions, or such earlier date as determined by the Board of Directors, and to decrease the monthly extension fee commencing on January 13, 2025, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $40,000 and (y) an aggregate amount equal to $0.03 multiplied by the number of Public Shares of the Company that are not redeemed in connection with the stockholder vote to approve the Charter Amendment Proposal for each such one-month extension, in each case to be deposited into the Trust Account prior to the then-current deadline to complete an initial business combination beginning on January 13, 2025, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension Amendment Proposal.”	☐	☐	☐

Proposal 2 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
Amend the Company’s investment management trust agreement, dated as of January 10, 2021, as amended on January 10, 2023, June 12, 2023 and January 8, 2024 by and between the Company and Continental Stock Transfer & Trust Company, (i) allowing the Company to extend the business combination period from January 13, 2025 to January 13, 2026, (ii) requiring Continental Stock Transfer & Trust Company to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank, and (iii) updating certain defined terms in the Trust Agreement.	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, one or more of the proposals, the “Adjournment Proposal.”	☐	☐	☐

Dated: _______, 202__

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.